UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2006

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA		95051
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.              Completion of Acquisition or Disposition of Assets

On October 31, 2006, Agilent Technologies, Inc. (“Agilent”) completed the spin-off of Verigy Ltd.  (“Verigy”) by distributing (the “Distribution”) Agilent’s remaining equity interest in Verigy to Agilent shareholders.  Verigy is comprised of the former semiconductor test solutions business of Agilent.  Attached as Exhibit 99.1 to this Form 8-K is the press release issued by Agilent on October 31, 2006 announcing the completion of the Distribution.

In the Distribution, Agilent distributed to its stockholders .122435 of an ordinary share of Verigy for each outstanding share of Agilent common stock owned as of 5 pm Eastern time on October 16, 2006.  In the aggregate, Agilent distributed 50 million Verigy ordinary shares to Agilent shareholders.  Based on the closing price for Verigy ordinary shares on the Nasdaq Global Select Market on October 31, 2006 of $16.80 per share, the aggregate market value at the time of the Distribution of the shares distributed in the Distribution was approximately $840 million.

During the third quarter of fiscal 2006, Verigy completed an initial public offering (“IPO”) of approximately 8.7 million of its ordinary shares at a price of $15 per share for total net proceeds of $121 million.  Following the offering, approximately 15% of the total ordinary shares of Verigy was held by the public and 85% was held by Agilent. Until the date of the Distribution, as a majority-owned subsidiary, Verigy’s results of operations and financial position were consolidated into Agilent’s consolidated financial statements. Subsequent to the Distribution, Agilent no longer owns an equity interest in Verigy and, therefore, Verigy no longer constitutes part of Agilent’s business operations. Accordingly, after the Distribution, the related operating results and financial position of Verigy will be reflected in Agilent’s consolidated financial statements as discontinued operations for all periods presented.

Effective in the fourth quarter of fiscal 2006, Agilent’s consolidated financial statements will reflect the financial results of Verigy collapsed into a single line item in the statement of operations titled “Discontinued Operations”.

Item 9.01 Financial Statements and Exhibits

(b)               Pro forma financial information.

                Pro forma financial information is attached as Exhibit 99.2 to this report.

(d)               Exhibits

The following exhibits are filed as part of this Report:

99.1       Press release issued by Agilent Technologies, Inc. on October 31, 2006

99.2       Pro forma financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ MARIE OH HUBER
	Name:	Marie Oh Huber
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: November 6, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Agilent Technologies, Inc. on October 31, 2006
99.2	Pro forma financial information